Fees Summary	Nov. 01, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 608,433.00
Total Fee Amount	608,433.00
Total Transaction Valuation	39,740,886.00
Total Offset Amount	0.00
Net Fee	$ 0.00